Exhibit 4.7

SIXTH SUPPLEMENTAL INDENTURE

DATED AS OF THE 20th DAY OF SEPTEMBER, 2023

BETWEEN

THE CANNABIST COMPANY HOLDINGS INC., AS ISSUER

AND

ODYSSEY TRUST COMPANY, AS TRUSTEE

THIS SIXTH SUPPLEMENTAL INDENTURE dated as of September 20, 2023

BETWEEN:

THE CANNABIST COMPANY HOLDINGS INC., a company subsisting under the laws of the Province of British Columbia (hereinafter called the “Issuer”)

- and -

ODYSSEY TRUST COMPANY, a trust company continued under the laws of the Canada authorized to carry on the business of a trust company in British Columbia (hereinafter called the “Trustee”).

WHEREAS the Issuer has entered into a trust indenture with the Trustee dated as of May 14, 2020 (the “Original Indenture”), as supplemented by a first supplemental trust indenture dated as of June 19, 2020 (the “First Supplemental Indenture”), and as supplemented by a second supplemental trust indenture dated as of June 29, 2021 (the “Second Supplemental Indenture”), a third supplemental indenture dated as of February 2, 2022 (the “Third Supplemental Indenture”), a fourth supplemental indenture dated as of February 3, 2022 (the “Fourth Supplemental Indenture”) and a fifth supplemental indenture dated as of September 20, 2023 (the “Fifth Supplemental Indenture” and together with the Original Indenture, the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture and the Fourth Supplemental Indenture, the “Indenture”)

AND WEHREAS on September 20, 2023 the Issuer changed its name from Columbia Care Inc. to The Cannabist Company Holdings Inc.;

AND WHEREAS the purpose of this sixth supplemental indenture (the “Sixth Supplemental Indenture”) is to update and amend the Indenture to provide for the name change of the Issuer as described above;

AND WHEREAS the foregoing recitals are made as representations and statements of fact by the Issuer and not by the Trustee;

NOW THEREFORE THIS SIXTH SUPPLEMENTAL INDENTURE WITNESSETH that in consideration of the foregoing and the mutual agreements contained herein (the receipt and adequacy of which are acknowledged), the parties agree as follows:

ARTICLE 1

Interpretation

Section 1.1 Interpretation Provisions.

This Sixth Supplemental Indenture is a supplemental indenture to the Indenture. The Indenture and this Sixth Supplemental Indenture will be read together and will have effect as though all the provisions of both indentures were contained in one instrument. If any terms of the Indenture are inconsistent with the express terms or provisions hereof, the terms of this Sixth Supplemental Indenture shall prevail to the extent of the inconsistency. Capitalized terms not otherwise defined herein shall have the meaning ascribed to such terms in the Indenture.

ARTICLE 2

Amendment and Supplement

Section 2.1 Amendments.

(a)	The following definition in Section 1.1 of the Indenture shall be deleted and replaced with the definition set out below:

“Issuer” means The Cannabist Company Holdings Inc. and includes any successor to or of the Issuer, as permitted by the terms hereof.

(b)	For 2024 Notes issued after the date hereof, Appendix A of the Trust Indenture shall be deleted and replaced with Appendix “A” hereto.

(c)	For 2023 Convertible Notes Issued after the date hereof, Schedule “A” of the First Supplemental Indenture shall be deleted and replaced with Appendix “B” hereto.

(d)	For 2025 Convertible Notes issued after the date hereof, Schedule “A” of the Second Supplemental Indenture shall be deleted and replaced with Appendix “C” hereto.

(e)	For 2026 Notes issued after the date hereof, Schedule “A” of the Fourth Supplemental Indenture shall be deleted and replaced with Appendix “D” hereto.

ARTICLE 3

Miscellaneous

Section 3.1 Effective Date.

This Sixth Supplemental Indenture shall take effect upon the date first above written.

Section 3.2 Counterparts.

This Sixth Supplemental Indenture may be executed in one or more counterparts, each of which taken together shall constitute one and the same instrument. Counterparts may be executed either in original or electronic form and the parties hereto adopt any signatures received by electronic means as original signatures of the parties.

[Signature Page Follows]

IN WITNESS OF WHICH this Sixth Supplemental Indenture has been duly executed by the Issuer and the Trustee.

Dated as of the date first written above.

THE CANNABIST COMPANY HOLDINGS INC.

Per:	(Signed) “Nicholas Vita”
	Name:	Nicholas Vita
	Title:	Chief Executive Officer

ODYSSEY TRUST COMPANY, as Trustee

Per:	(Signed) “Dan Sander”
	Name:	Dan Sander
	Title:	President, Corporate Trust

Per:	(Signed) “Amy Douglas”
	Name:	Amy Douglas
	Title:	Senior Director, Corporate Trust

Appendix “A“

Trust Indenture

FORM OF 2023 NOTE

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THIS INDENTURE HEREINREFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE TRANSFERRED TO OR EXCHANGED FOR NOTES REGISTERED IN THE NAME OF ANY PERSON OTHER THAN THE DEPOSITORY OR A NOMINEE THEREOF AND NO SUCH TRANSFER MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THIS INDENTURE. EVERY NOTE AUTHENTICATED AND DELIVERED UPON REGISTRATION OF, TRANSFER OF, OR IN EXCHANGE FOR, OR IN LIEU OF, THIS NOTE SHALL BE A GLOBAL NOTE SUBJECT TO THE FOREGOING, EXCEPT IN SUCH LIMITED CIRCUMSTANCES DESCRIBED IN THIS INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF CDS CLEARING AND DEPOSITORY SERVICES INC. (“CDS”) TO THE CANNABIST COMPANY HOLDINGS INC. CANNABIS CORP. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IN RESPECT THEREOF IS REGISTERED IN THE NAME OF CDS & CO., OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF CDS (AND ANY PAYMENT IS MADE TO CDS & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF CDS), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED HOLDER HEREOF, CDS & CO., HAS A PROPERTY INTEREST IN THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND IT IS A VIOLATION OF ITS RIGHTS FOR ANOTHER PERSON TO HOLD, TRANSFER OR DEAL WITH THIS CERTIFICATE. [INSERT GLOBAL NOTES LEGEND FOR ALL GLOBAL NOTES]

For Notes originally issued for the benefit or account of a U.S. Holder (other than an Original U.S. Holder), and each Definitive Note issued in exchange therefor or in substitution thereof, also include the following legends:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY ACQUIRING SUCH SECURITIES, AGREES, FOR THE BENEFIT OF THE CANNABIST COMPANY HOLDINGS INC. (THE “ISSUER”), THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, ONLY (A) TO THE ISSUER; (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE LOCAL LAWS AND REGULATIONS, (C) IN COMPLIANCE WITH (1) RULE 144A UNDER THE U.S. SECURITIES ACT, IF AVAILABLE, OR (2) RULE 144 UNDER THE U.S. SECURITIES ACT, IF AVAILABLE, AND, IN EACH CASE, IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN ANOTHER TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, PROVIDED THAT IN THE CASE OF TRANSFERS PURSUANT TO

“A 1

(C)(2) OR (D) ABOVE, A LEGAL OPINION FROM COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE ISSUER MUST FIRST BE PROVIDED TO ODYSSEY TRUST COMPANY AND TO THE ISSUER TO THE EFFECT THAT SUCH TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.

CUSIP ☐
ISIN CA ☐
No. ☐	US$ ☐

THE CANNABIST

COMPANY HOLDINGS

INC.

(a corporation formed under the laws of the Business Corporations Act (British

Columbia)) 13% SENIOR SECURED NOTES DUE MAY 14, 2023

THE CANNABIST COMPANY HOLDINGS INC. (the “Issuer”) for value received hereby acknowledges itself indebted and, subject to the provisions of the trust indenture dated as of May 14, 2020 (the “Indenture”) between the Issuer and Odyssey Trust Company (the “Trustee”), promises to pay to the registered holder hereof on May 14, 2023 (the “Stated Maturity”) (unless extended to May 14, 2024 in accordance with the terms of the Indenture) or on such earlier date as the principal amount hereof may become due in accordance with the provisions of this Indenture the principal sum of million dollars ($[ ]) in lawful money of the United States of America on presentation and surrender of this Note (the “Note”) at the main branch of the Trustee in Vancouver, British Columbia, in accordance with the terms of this Indenture and, subject as hereinafter provided, to pay interest on the principal amount hereof (i) from and including the date hereof, or (ii) from and including the last Interest Payment Date to which interest shall have been paid or made available for payment hereon, whichever shall be the later, in all cases, to and excluding the next Interest Payment Date, at the rate of 13% per annum, in like money, calculated and payable semi-annually in arrears on May 31 and November 30 in each year commencing on November 30, 2020, and the last payment (representing interest payable from the last Interest Payment Date to, but excluding, the Maturity of this Note) to fall due on the Maturity of this Note and, should the Issuer at any time make default in the payment of any principal or interest, to pay interest on the amount in default at a rate that is 1% higher than the applicable interest rate on the Notes, in like money and on the same dates.

Interest on this Note will be computed on the basis of a 365-day or 366-day year, as applicable, and will be payable in equal semi-annual amounts; provided that for any Interest Period that is shorter than a full semi-annual interest period, interest shall be calculated on the basis of a year of 365 days or 366 days, as applicable, and the actual number of days elapsed in that period.

“A 2

If the date for payment of any amount of principal, premium or interest is not a Business Day at the place of payment, then payment will be made on the next Business Day and the holder hereof will not be entitled to any further interest on such principal, or to any interest on such interest, premium or other amount so payable, in respect of the period from the date for payment to such next Business Day.

Interest hereon shall be payable by cheque mailed by prepaid ordinary mail or by electronic transfer of funds to the registered holder hereof and, subject to the provisions of this Indenture, the mailing of such cheque or the electronic transfer of such funds shall, to the extent of the sum represented thereby (plus the amount of any Taxes deducted or withheld), satisfy and discharge all liability for interest on this Note.

This Note is one of the 2023 Notes of the Issuer issued under the provisions of this Indenture. Reference is hereby expressly made to this Indenture for a description of the terms and conditions upon which this Note and other Notes of the Issuer are or are to be issued and held and the rights and remedies of the holder of this Note and other Notes and of the Issuer and of the Trustee, all to the same effect as if the provisions of this Indenture were herein set forth to all of which provisions the holder of this Note by acceptance hereof assents.

2023 Notes are issuable at a price of $1,000 per $1,000 of principal amount and only in denominations of $1,000 and integral multiples of $1,000. Upon compliance with the provisions of this Indenture, Notes of any denomination may be exchanged for an equal aggregate principal amount of Notes in any other authorized denomination or denominations.

The indebtedness evidenced by this Note, and by all other 2023 Notes now or hereafter certified and delivered under this Indenture, is a direct senior secured obligation of the Issuer.

The principal hereof may become or be declared due and payable before the Stated Maturity in the events, in the manner, with the effect and at the times provided in this Indenture.

This Note may be redeemed at the option of the Issuer on the terms and conditions set out in this Indenture at the Redemption Price therein. The right is reserved to the Issuer to purchase Notes (including this Note) for cancellation in accordance with the provisions of this Indenture.

Upon the occurrence of a Change of Control, the Holders may require the Issuer to repurchase such Holder’s Notes, in whole or in part, at a purchase price in cash equal to 101% of the principal amount of such Notes, plus accrued and unpaid interest, if any, to the date of purchase.

This Indenture contains provisions making binding upon all Holders of Notes outstanding thereunder resolutions passed at meetings of such Holders held in accordance with such provisions and instruments signed by the Holders of a specified majority of Notes outstanding (or certain series of Notes outstanding), which resolutions or instruments may have the effect of amending the terms of this Note or this Indenture.

“A 3

This Note may only be transferred, upon compliance with the conditions prescribed in this Indenture, in one of the registers to be kept at the principal office of the Trustee in Vancouver, British Columbia and in such other place or places and/or by such other Registrars (if any) as the Issuer with the approval of the Trustee may designate. No transfer of this Note shall be valid unless made on the register by the registered holder hereof or his executors or administrators or other legal representatives, or his or their attorney duly appointed by an instrument in form and substance satisfactory to the Trustee or other registrar, and upon compliance with such reasonable requirements as the Trustee and/or other registrar may prescribe and upon surrender of this Note for cancellation. Thereupon a new Note or Notes in the same aggregate principal amount shall be issued to the transferee in exchange hereof.

This Note shall not become obligatory for any purpose until it shall have been authenticated by the Trustee under this Indenture.

This Note and this Indenture are governed by, and are to be construed and enforced in accordance with, the laws of the Province of British Columbia and the laws of Canada applicable therein.

Capitalized words or expressions used in this Notes shall, unless otherwise defined herein, have the meaning ascribed thereto in this Indenture.

IN WITNESS WHEREOF THE CANNABIST COMPANY HOLDINGS INC. has caused this Note to be signed by its authorized representatives as of [          ], 202 .

THE CANNABIST COMPANY HOLDINGS INC.

By:
Name:
Title:

“A 4

(FORM OF TRUSTEE’S CERTIFICATE)

This Note is one of the The Cannabist Company Holdings Inc. 13% Senior Secured Notes due May 14, 2023 referred to in this Indenture within mentioned.

ODYSSEY TRUST COMPANY

By:
Name:
Title:

By:
Name:
Title:

(FORM OF REGISTRATION PANEL)

(No writing hereon except by Trustee or other registrar)

Date of Registration	In Whose Name Registered	Signature of Trustee or Registrar

“A 5

FORM OF ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto            whose address and social insurance number, if applicable are set forth below, this Note (or $       principal amount hereof) of THE CANNABIST COMPANY HOLDINGS INC. standing in the name(s) of the undersigned in the register maintained by the Issuer with respect to such Note and does hereby irrevocably authorize and direct the Trustee to transfer such Note in such register, with full power of substitution in the premises.

Dated:

Address of Transferee:

(Street Address, City, Province and Postal Code)

Social Insurance Number of Transferee, if applicable:

If less than the full principal amount of the within Note is to be transferred, indicate in the space provided the principal amount (which must be $1,000 or an integral multiple of $1,000) to be transferred.

In the case of a Note that contains a U.S. restrictive legend, the undersigned hereby represents, warrants and certifies that (one (only) of the following must be checked):

☐ (A)	the transfer is being made to the Issuer;

☐ (B)

the transfer is being made outside the United States in compliance with Rule 904 of Regulation S under the U.S. Securities Act of 1933, as amended (the “U.S. Securities Act”), and in compliance with any applicable local securities laws and regulations and the holder has provided herewith the Declaration for Removal of Legend attached as Appendix C to the Indenture, or

☐ (C)

the transfer is being made in accordance with a transaction that does not require registration under the U.S. Securities Act or any applicable state securities laws and the undersigned has furnished to the Issuer and the Trustee an opinion of counsel of recognized standing or other evidence in form and substance reasonably satisfactory to the Issuer to such effect.

In the case of a Note that does not contain a U.S. restrictive legend, if the proposed transfer is to, or for the account or benefit of a person in the United States, the undersigned hereby represents, warrants and certifies that the transfer of the Note is being completed pursuant to an exemption from the registration requirements of the U.S. Securities Act and any applicable state securities laws, in which case the undersigned has furnished to the Issuer and the Trustee an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Issuer to such effect.

1.

The signature(s) to this assignment must correspond with the name(s) as written upon the face of the Note in every particular without alteration or any change whatsoever. The signature(s) must be guaranteed by a Canadian chartered bank of trust company or by a member of an acceptable Medallion Guarantee Program. Notarized or witnessed signatures are not acceptable as guaranteed signatures. The Guarantor must affix a stamp bearing the actual words: “SIGNATURE GUARANTEED”.

“A 6

2.	The registered holder of this Note is responsible for the payment of any documentary, stamp or other transfer taxes that may be payable in respect of the transfer of this Note.

Signature of Guarantor

Authorized Officer	Signature of transferring registered holder

Name of Institution

“A 7

Appendix “B“

First Supplemental Indenture

FORM OF GLOBAL NOTE CERTIFICATE

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [INSERT THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE DISTRIBUTION DATE].

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREIN REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE TRANSFERRED TO OR EXCHANGED FOR NOTES REGISTERED IN THE NAME OF ANY PERSON OTHER THAN THE DEPOSITORY OR A NOMINEE THEREOF AND NO SUCH TRANSFER MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. EVERY NOTE AUTHENTICATED AND DELIVERED UPON REGISTRATION OF, TRANSFER OF, OR IN EXCHANGE FOR, OR IN LIEU OF, THIS NOTE SHALL BE A GLOBAL NOTE SUBJECT TO THE FOREGOING, EXCEPT IN SUCH LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF CDS CLEARING AND DEPOSITORY SERVICES INC. (“CDS”) TO THE CANNABIST COMPANY HOLDINGS INC. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IN RESPECT THEREOF IS REGISTERED IN THE NAME OF CDS & CO., OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF CDS (AND ANY PAYMENT IS MADE TO CDS & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF CDS), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED HOLDER HEREOF, CDS & CO., HAS A PROPERTY INTEREST IN THE SECURITIES REPRESENTED BY THIS CERTIFICATE HEREIN AND IT IS A VIOLATION OF ITS RIGHTS FOR ANOTHER PERSON TO HOLD, TRANSFER OR DEAL WITH THIS CERTIFICATE.

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR UNDER ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY ACQUIRING THESE SECURITIES, AGREES FOR THE BENEFIT OF THE CANNABIST COMPANY HOLDINGS INC. (THE “CORPORATION”), THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, ONLY (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE CANADIAN LOCAL LAWS AND REGULATIONS, (C) IN COMPLIANCE WITH (1) RULE 144A UNDER THE U.S. SECURITIES ACT, IF APPLICABLE, OR (2) RULE 144 UNDER THE U.S. SECURITIES ACT, IF APPLICABLE, AND, IN EACH CASE, IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN ANOTHER TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE

“B”-1

SECURITIES LAWS, PROVIDED THAT IN THE CASE OF TRANSFERS PURSUANT TO (C)(2) OR (D) ABOVE, A LEGAL OPINION FROM COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION MUST FIRST BE PROVIDED TO ODYSSEY TRUST COMPANY AND TO THE ISSUER TO THE EFFECT THAT SUCH TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.

“B”-2

CUSIP ☐
ISIN ☐
No. ☐	US$ ☐

THE CANNABIST COMPANY HOLDINGS INC.

(a corporation formed under the laws of the Business Corporations Act (British Columbia)) 5.00%

Senior Secured 2023 Convertible Note

Due December 19, 2023

THE CANNABIST COMPANY HOLDINGS INC. (the “Issuer”) for value received hereby acknowledges itself indebted and, subject to the provisions of the trust indenture dated as of May 14, 2020 (the “Master Trust Indenture”), as supplemented by the first supplemental indenture dated as of June 19, 2020 (the “First Supplemental Indenture”, and together with the Master Trust Indenture, the “Indenture”), between the Issuer and Odyssey Trust Company (the “Trustee”), promises to pay to   on December 19, 2023 (the “Maturity Date”) or on such earlier date as the principal amount hereof may become due in accordance with the provisions of the Indenture, the principal sum of Dollars (US$ ) in lawful money of the United States of America on presentation and surrender of this 2023 Convertible Note at the main branch of the Trustee in Vancouver, British Columbia in accordance with the terms of the Indenture and, subject as hereinafter provided, to pay interest on the principal amount hereof from the date hereof, at the rate of 5.00% per annum (based on a year of 365 days), in like money, in arrears in equal installments on the six month anniversary of the Issue Date and the Maturity Date, and, should the Issuer at any time make default in the payment of any principal, or interest, to pay interest on the amount in default at the same rate, in like money and on the same date.

Interest on this 2023 Convertible Note will be computed on the basis of a 365-day or 366-day year, as applicable, and will be payable in equal semi-annual amounts; provided that for any Interest Period that is shorter than a full semi-annual interest period, interest shall be calculated on the basis of a year of 365 days or 366 days, as applicable, and the actual number of days elapsed in that period.

If the date for payment of any amount of principal, premium or interest is not a Business Day at the place of payment, then payment will be made on the next Business Day and the holder hereof will not be entitled to any further interest on such principal, or to any interest on such interest, premium or other amount so payable, in respect of the period from the date for payment to such next Business Day.

Interest hereon shall be payable by cheque mailed by prepaid ordinary mail or by electronic transfer of funds to the registered holder hereof and, subject to the provisions of this Indenture, the mailing of such cheque or the electronic transfer of such funds shall, to the extent of the sum represented thereby (plus the amount of any Taxes deducted or withheld), satisfy and discharge all liability for interest on this 2023 Convertible Note.

“B”-3

This Note is one of the 5.00% Senior Secured 2023 Convertible Notes (referred to herein as the “2023 Convertible Notes”) of the Issuer issued under the provisions of the Indenture. The 2023 Convertible Notes authorized for issue immediately are limited to an aggregate principal amount of US$ in lawful money of the United States. Reference is hereby expressly made to the Indenture for a description of the terms and conditions upon which the 2023 Convertible Notes are or are to be issued and held and the rights and remedies of the holders of the 2023 Convertible Notes and of the Issuer and of the Trustee, all to the same effect as if the provisions of the Indenture were herein set forth to all of which provisions the holder of this Note by acceptance hereof assents.

The 2023 Convertible Notes are issuable at a price of US$1,000 per US$1,000 of principal amount and only in denominations of US$1,000 and integral multiples of US$1,000. Upon compliance with the provisions of the Indenture, 2023 Convertible Notes of any denomination may be exchanged for an equal aggregate principal amount of 2023 Convertible Notes in any other authorized denomination or denominations.

Any part, being US$1,000 or an integral multiple thereof, of the principal of this 2023 Convertible Note, provided that the principal amount of this 2023 Convertible Note is in a denomination in excess of US$1,000, is convertible, at the option of the holder hereof, upon surrender of this 2023 Convertible Note at the principal office of the Trustee in Vancouver, British Columbia, at any time prior to the close of business on the date which falls 10 days prior to the Maturity Date, into Common Shares (without adjustment for interest accrued hereon or for dividends or distributions on Common Shares issuable upon conversion) at a conversion price per Common Share equal to C$3.79 payable on the Business Day prior to the date of conversion (the “Conversion Price”), adjusted downwards for any cash dividends paid to holders of the common shares of the Issuer (the “Common Shares”), all subject to the terms and conditions and in the manner set forth herein.

The Indenture makes provision for the adjustment of the Conversion Price in the events therein specified. No fractional Common Shares will be issued on any conversion and holders will receive a cash payment in satisfaction of any fractional interest.

Upon the occurrence of a Change of Control of the Issuer, the Issuer is required to make an offer, at the option of each Holder, to purchase all of the 2023 Convertible Notes at a cash price equal to 101% principal amount of such 2023 Convertible Notes in accordance with the terms of the Indenture.

The indebtedness evidenced by this 2023 Convertible Note, and by all other 2023 Convertible Notes now or hereafter certified and delivered under the Indenture, is a direct secured obligation of the Issuer.

The principal hereof may become or be declared due and payable before the stated maturity in the events, in the manner, with the effect and at the times provided in the Indenture.

“B”-4

The 2023 Convertible Notes and Common Shares issuable upon conversion hereof have not and will not be registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), or the securities laws of any state of the United States. The 2023 Convertible Notes and the Common Shares may only be offered, sold, pledged or otherwise transferred to (i) the Issuer, or (ii) outside the United States to a person who is not a “U.S. person” (as defined by Regulation S under the U.S. Securities Act) in accordance with an applicable exemption under the U.S. Securities Act and applicable local securities laws and regulations.

The Indenture contains provisions making binding upon all holders of 2023 Convertible Notes outstanding thereunder resolutions passed at meetings of such holders held in accordance with such provisions and instruments signed by the holders of a specified majority of 2023 Convertible Notes outstanding, which resolutions or instruments may have the effect of amending the terms of this 2023 Convertible Note or the Indenture.

The Indenture contains provisions disclaiming any personal liability on the part of holders of Common Shares, officers, directors and employees of the Issuer in respect of any obligation or claim arising out of the Indenture or this 2023 Convertible Note.

This 2023 Convertible Note may only be transferred, upon compliance with the conditions prescribed in the Indenture, in one of the registers to be kept at the principal office of the Trustee in the City of Vancouver and in such other place or places and/or by such other registrars (if any) as the Issuer with the approval of the Trustee may designate. No transfer of this 2023 Convertible Note shall be valid unless made on the register by the registered holder hereof or his executors or administrators or other legal representatives, or his or their attorney duly appointed by an instrument in form and substance satisfactory to the Trustee or other registrar, and upon compliance with such reasonable requirements as the Trustee or other registrar may prescribe and upon surrender of this 2023 Convertible Note for cancellation. Thereupon a new 2023 Convertible Note or 2023 Convertible Notes in the same aggregate principal amount shall be issued to the transferee in exchange hereof.

This 2023 Convertible Note shall not become obligatory for any purpose until it shall have been certified by the Trustee under the Indenture.

Capitalized words or expressions used in this 2023 Convertible Note shall, unless otherwise defined herein, have the meaning ascribed thereto in the Indenture.

[Reminder of this page intentionally left blank.]

“B”-5

IN WITNESS WHEREOF THE CANNABIST COMPANY HOLDINGS INC. has caused this 2023 Convertible Note to be signed by its authorized representatives as of the day      of      , 2020.

THE CANNABIST COMPANY HOLDINGS INC

By:
Nicholas Vita
Chief Executive Officer

This 2023 Convertible Note is one of the 5.00% Senior Secured 2023 Convertible Note due December      , 2023 referred to in the Indenture within mentioned

ODYSSEY TRUST COMPANY

By:
Dan Sander
VP, Corporate Trust

By:
Amy Douglas
Director, Corporate Trust

Date:

“B”-6

FORM OF TRANSFER

ODYSSEY TRUST COMPANY FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers to             (print name and address) the 2023 Convertible Notes represented by this 2023 Convertible Note Certificate and hereby irrevocable constitutes and appoints                       as its attorney with full power of substitution to transfer the said securities on the appropriate register of the Trustee.

DATED this             day of             , 20

In the case of a 2023 Convertible Note Certificate bearing the restrictive U.S. legend described in Section 3.3(b) of the Indenture, the undersigned hereby represents, warrants and certifies that (one (only) of the following must be checked):

•	the transfer is being made to the Issuer; or

•

the transfer is being made outside the United States to a person who is not a “U.S. person” (as defined by Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”)) in accordance with an applicable exemption under the U.S. Securities Act and applicable local securities laws and regulations.

SPACE FOR GUARANTEES OF	)
SIGNATURES (BELOW))
)
	)	Signature of Transferor
)
)

Guarantor’s Signature/Stamp	)	Signature of Transferor
)

)

CERTAIN REQUIREMENTS RELATING TO TRANSFERS – READ CAREFULLY

The signature(s) of the transferor(s) must correspond with the name(s) as written upon the face of this certificate(s), in every particular, without alteration or enlargement, or any change whatsoever. The signature(s) on this form must be guaranteed in accordance with the transfer agent’s then current guidelines and requirements at the time of transfer. Notarized or witnessed signatures are not acceptable as guaranteed signatures. As at the time of closing, you may choose one of the following methods (although subject to change in accordance with industry practice and standards):

“B”-7

•

Canada and the USA: A Medallion Signature Guarantee obtained from a member of an acceptable Medallion Signature Guarantee Program (STAMP, SEMP, NYSE MSP). Many commercial banks, savings banks, credit unions, and all broker dealers participate in a Medallion Signature Guarantee Program. The Guarantor must affix a stamp bearing the actual words “Medallion Guaranteed”, with the correct prefix covering the face value of the certificate.

•

Canada: A Signature Guarantee obtained from the Guarantor must affix a stamp bearing the actual words “Signature Guaranteed”. Signature Guarantees are not accepted from Treasury Branches, Credit Unions or Caisse Populaires unless they are members of a Medallion Signature Guarantee Program. For corporate holders, corporate signing resolutions, including certificate of incumbency, are also required to accompany the transfer, unless there is a “Signature & Authority to Sign Guarantee” Stamp affixed to the transfer (as opposed to a “Signature Guarantee” Stamp) obtained from an authorized officer of a major Canadian Schedule 1 chartered bank.

•

Outside North America: For holders located outside North America, present the certificates(s) and/or document(s) that require a guarantee to a local financial institution that has a corresponding Canadian or American affiliate which is a member of an acceptable Medallion Signature Guarantee Program. The corresponding affiliate will arrange for the signature to be over-guaranteed.

“B”-2

Appendix “C”

Second Supplemental Indenture

FORM OF NOTE CERTIFICATE

[UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [INSERT THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE DISTRIBUTION DATE]].

[THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREIN REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE TRANSFERRED TO OR EXCHANGED FOR NOTES REGISTERED IN THE NAME OF ANY PERSON OTHER THAN THE DEPOSITORY OR A NOMINEE THEREOF AND NO SUCH TRANSFER MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. EVERY NOTE AUTHENTICATED AND DELIVERED UPON REGISTRATION OF, TRANSFER OF, OR IN EXCHANGE FOR, OR IN LIEU OF, THIS NOTE SHALL BE A GLOBAL NOTE SUBJECT TO THE FOREGOING, EXCEPT IN SUCH LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF CDS CLEARING AND DEPOSITORY SERVICES INC. (“CDS”) TO THE CANNABIST COMPANY HOLDINGS INC. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IN RESPECT THEREOF IS REGISTERED IN THE NAME OF CDS & CO., OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF CDS (AND ANY PAYMENT IS MADE TO CDS & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF CDS), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED HOLDER HEREOF, CDS & CO., HAS A PROPERTY INTEREST IN THE SECURITIES REPRESENTED BY THIS CERTIFICATE HEREIN AND IT IS A VIOLATION OF ITS RIGHTS FOR ANOTHER PERSON TO HOLD, TRANSFER OR DEAL WITH THIS CERTIFICATE.]

[THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR UNDER ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY ACQUIRING THESE SECURITIES, AGREES FOR THE BENEFIT OF THE CANNABIST COMPANY HOLDINGS INC. (THE “CORPORATION”), THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, ONLY (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE CANADIAN LOCAL LAWS AND REGULATIONS, (C) IN COMPLIANCE WITH (1) RULE 144A UNDER THE U.S. SECURITIES ACT, IF APPLICABLE, OR (2) RULE 144 UNDER THE U.S. SECURITIES ACT, IF APPLICABLE, AND, IN EACH CASE, IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN ANOTHER TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, PROVIDED THAT IN THE CASE OF

“C”-1

TRANSFERS PURSUANT TO (C)(2) OR (D) ABOVE, A LEGAL OPINION FROM COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION MUST FIRST BE PROVIDED TO ODYSSEY TRUST COMPANY AND TO THE ISSUER TO THE EFFECT THAT SUCH TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.]

“C”-2

CUSIP ☐
ISIN ☐
No. ☐	US$ ☐

THE CANNABIST COMPANY HOLDINGS INC.

(a corporation formed under the laws of the Business Corporations Act (British Columbia)) 6.00%

Senior Secured 2025 Convertible Note

Due June 29, 2025

THE CANNABIST COMPANY HOLDINGS INC. (the “Issuer”) for value received hereby acknowledges itself indebted and, subject to the provisions of the trust indenture dated as of May 14, 2020 (the “Master Trust Indenture”), as supplemented by the second supplemental indenture dated as of June 29, 2021 (the “Second Supplemental Indenture” and collectively with the Master Trust Indenture, the “Indenture”), between the Issuer and Odyssey Trust Company (the “Trustee”), promises to pay to      on June 29, 2025 (the “Maturity Date”) or on such earlier date as the principal amount hereof may become due in accordance with the provisions of the Indenture, the principal sum of Dollars (US$ ) in lawful money of the United States of America on presentation and surrender of this 2025 Convertible Note at the main branch of the Trustee in Vancouver, British Columbia in accordance with the terms of the Indenture and, subject as hereinafter provided, to pay interest on the principal amount hereof from the date hereof, at the rate of 6.00% per annum (based on a year of 365 days), in like money, in arrears in equal installments on the six month anniversary of the Issue Date and the Maturity Date, and, should the Issuer at any time make default in the payment of any principal, or interest, to pay interest on the amount in default at the same rate, in like money and on the same date.

Interest on this 2025 Convertible Note will be computed on the basis of a 365-day or 366-day year, as applicable, and will be payable in equal semi-annual amounts; provided that for any Interest Period that is shorter than a full semi-annual interest period, interest shall be calculated on the basis of a year of 365 days or 366 days, as applicable, and the actual number of days elapsed in that period.

If the date for payment of any amount of principal, premium or interest is not a Business Day at the place of payment, then payment will be made on the next Business Day and the holder hereof will not be entitled to any further interest on such principal, or to any interest on such interest, premium or other amount so payable, in respect of the period from the date for payment to such next Business Day.

Interest hereon shall be payable by cheque mailed by prepaid ordinary mail or by electronic transfer of funds to the registered holder hereof and, subject to the provisions of this Indenture, the mailing of such cheque or the electronic transfer of such funds shall, to the extent of the sum represented thereby (plus the amount of any Taxes deducted or withheld), satisfy and discharge all liability for interest on this 2025 Convertible Note.

“C”-3

This Note is one of the 6.00% Senior Secured 2025 Convertible Notes (referred to herein as the “2025 Convertible Notes”) of the Issuer issued under the provisions of the Indenture. The 2025 Convertible Notes authorized for issue immediately are limited to an aggregate principal amount of US$ in lawful money of the United States. Reference is hereby expressly made to the Indenture for a description of the terms and conditions upon which the 2025 Convertible Notes are or are to be issued and held and the rights and remedies of the holders of the 2025 Convertible Notes and of the Issuer and of the Trustee, all to the same effect as if the provisions of the Indenture were herein set forth to all of which provisions the holder of this Note by acceptance hereof assents.

The 2025 Convertible Notes are issuable at a price of US$1,000 per US$1,000 of principal amount and only in denominations of US$1,000 and integral multiples of US$1,000. Upon compliance with the provisions of the Indenture, 2025 Convertible Notes of any denomination may be exchanged for an equal aggregate principal amount of 2025 Convertible Notes in any other authorized denomination or denominations.

Any part, being US$1,000 or an integral multiple thereof, of the principal of this 2025 Convertible Note, provided that the principal amount of this 2025 Convertible Note is in a denomination in excess of US$1,000, is convertible, at the option of the holder hereof, upon surrender of this 2025 Convertible Note at the principal office of the Trustee in Vancouver, British Columbia, at any time prior to the close of business on the date which falls 10 days prior to the Maturity Date, into Common Shares (without adjustment for interest accrued hereon or for dividends or distributions on Common Shares issuable upon conversion) at a conversion price per Common Share equal to US$6.49 payable on the Business Day prior to the date of conversion (the “Conversion Price”), adjusted downwards for any cash dividends paid to holders of the common shares of the Issuer (the “Common Shares”), all subject to the terms and conditions and in the manner set forth herein.

The Indenture makes provision for the adjustment of the Conversion Price in the events therein specified. No fractional Common Shares will be issued on any conversion and holders will receive a cash payment in satisfaction of any fractional interest.

Upon the occurrence of a Change of Control of the Issuer, the Issuer is required to make an offer, at the option of each Holder, to purchase all of the 2025 Convertible Notes at a cash price equal to 101% principal amount of such 2025 Convertible Notes in accordance with the terms of the Indenture.

The indebtedness evidenced by this 2025 Convertible Note, and by all other 2025 Convertible Notes now or hereafter certified and delivered under the Indenture, is a direct secured obligation of the Issuer.

The principal hereof may become or be declared due and payable before the stated maturity in the events, in the manner, with the effect and at the times provided in the Indenture.

The 2025 Convertible Notes and Common Shares issuable upon conversion hereof have not and will not be registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), or the securities laws of any state of the United States. The 2025 Convertible Notes and the Common Shares may only be offered, sold, pledged or otherwise transferred to (i) the Issuer, or (ii) outside the United States to a person who is not a “U.S. person” (as defined by Regulation S under the U.S. Securities Act) in accordance with an applicable exemption under the U.S. Securities Act and applicable local securities laws and regulations.

“C”-4

The Indenture contains provisions making binding upon all holders of 2025 Convertible Notes outstanding thereunder resolutions passed at meetings of such holders held in accordance with such provisions and instruments signed by the holders of a specified majority of 2025 Convertible Notes outstanding, which resolutions or instruments may have the effect of amending the terms of this 2025 Convertible Note or the Indenture.

The Indenture contains provisions disclaiming any personal liability on the part of holders of Common Shares, officers, directors and employees of the Issuer in respect of any obligation or claim arising out of the Indenture or this 2025 Convertible Note.

This 2025 Convertible Note may only be transferred, upon compliance with the conditions prescribed in the Indenture, in one of the registers to be kept at the principal office of the Trustee in the City of Vancouver and in such other place or places and/or by such other registrars (if any) as the Issuer with the approval of the Trustee may designate. No transfer of this 2025 Convertible Note shall be valid unless made on the register by the registered holder hereof or his executors or administrators or other legal representatives, or his or their attorney duly appointed by an instrument in form and substance satisfactory to the Trustee or other registrar, and upon compliance with such reasonable requirements as the Trustee or other registrar may prescribe and upon surrender of this 2025 Convertible Note for cancellation. Thereupon a new 2025 Convertible Note or 2025 Convertible Notes in the same aggregate principal amount shall be issued to the transferee in exchange hereof.

This 2025 Convertible Note shall not become obligatory for any purpose until it shall have been certified by the Trustee under the Indenture.

Capitalized words or expressions used in this 2025 Convertible Note shall, unless otherwise defined herein, have the meaning ascribed thereto in the Indenture.

[Reminder of this page intentionally left blank.]

“C”-5

IN WITNESS WHEREOF THE CANNABIST COMPANY HOLDINGS INC. has caused this 2025 Convertible Note to be signed by its authorized representatives as of the        day of     , 20 .

THE CANNABIST COMPANY HOLDINGS INC.

By:
Authorized Signatory

This 2025 Convertible Note is one of the 6.00% Senior Secured 2025 Convertible Note due June 29, 2025 referred to in the Indenture within mentioned.

ODYSSEY TRUST COMPANY

By:
Authorized Signatory

Date:

“C”-6

FORM OF TRANSFER

ODYSSEY TRUST COMPANY FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers to              (print name and address) the 2025 Convertible Notes represented by this 2025 Convertible Note Certificate and hereby irrevocable constitutes and appoints                           a s its attorney with full power of substitution to transfer the said securities on the appropriate register of the Trustee.

DATED this day      of      20

In the case of a 2025 Convertible Note Certificate bearing the restrictive U.S. legend described in Section 3.3(b) of the Indenture, the undersigned hereby represents, warrants and certifies that (one (only) of the following must be checked):

☐	the transfer is being made to the Issuer; or

☐

the transfer is being made outside the United States to a person who is not a “U.S. person” (as defined by Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”)) in accordance with an applicable exemption under the U.S. Securities Act and applicable local securities laws and regulations.

SPACE FOR GUARANTEES OF

SIGNATURES (BELOW)

Signature of Transferor

Name of Transferor

Guarantor’s Signature/Stamp

“C”-7

CERTAIN REQUIREMENTS RELATING TO TRANSFERS – READ CAREFULLY

The signature(s) of the transferor(s) must correspond with the name(s) as written upon the face of this certificate(s), in every particular, without alteration or enlargement, or any change whatsoever. The signature(s) on this form must be guaranteed in accordance with the transfer agent’s then current guidelines and requirements at the time of transfer. Notarized or witnessed signatures are not acceptable as guaranteed signatures. As at the time of closing, you may choose one of the following methods (although subject to change in accordance with industry practice and standards):

•

Canada and the USA: A Medallion Signature Guarantee obtained from a member of an acceptable Medallion Signature Guarantee Program (STAMP, SEMP, NYSE MSP). Many commercial banks, savings banks, credit unions, and all broker dealers participate in a Medallion Signature Guarantee Program. The Guarantor must affix a stamp bearing the actual words “Medallion Guaranteed”, with the correct prefix covering the face value of the certificate.

•

Canada: A Signature Guarantee obtained from the Guarantor must affix a stamp bearing the actual words “Signature Guaranteed”. Signature Guarantees are not accepted from Treasury Branches, Credit Unions or Caisse Populaires unless they are members of a Medallion Signature Guarantee Program. For corporate holders, corporate signing resolutions, including certificate of incumbency, are also required to accompany the transfer, unless there is a “Signature & Authority to Sign Guarantee” Stamp affixed to the transfer (as opposed to a “Signature Guarantee” Stamp) obtained from an authorized officer of a major Canadian Schedule 1 chartered bank.

•

Outside North America: For holders located outside North America, present the certificates(s) and/or document(s) that require a guarantee to a local financial institution that has a corresponding Canadian or American affiliate which is a member of an acceptable Medallion Signature Guarantee Program. The corresponding affiliate will arrange for the signature to be over-guaranteed.

“C”-8

Appendix “D“

Fourth Supplemental Indenture

FORM OF NOTE CERTIFICATE

[UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [INSERT THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE DISTRIBUTION DATE]].

[THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREIN REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE TRANSFERRED TO OR EXCHANGED FOR NOTES REGISTERED IN THE NAME OF ANY PERSON OTHER THAN THE DEPOSITORY OR A NOMINEE THEREOF AND NO SUCH TRANSFER MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. EVERY NOTE AUTHENTICATED AND DELIVERED UPON REGISTRATION OF, TRANSFER OF, OR IN EXCHANGE FOR, OR IN LIEU OF, THIS NOTE SHALL BE A GLOBAL NOTE SUBJECT TO THE FOREGOING, EXCEPT IN SUCH LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF CDS CLEARING AND DEPOSITORY SERVICES INC. (“CDS”) TO THE CANNABIST COMPANY HOLDINGS INC. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IN RESPECT THEREOF IS REGISTERED IN THE NAME OF CDS & CO., OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF CDS (AND ANY PAYMENT IS MADE TO CDS & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF CDS), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED HOLDER HEREOF, CDS & CO., HAS A PROPERTY INTEREST IN THE SECURITIES REPRESENTED BY THIS CERTIFICATE HEREIN AND IT IS A VIOLATION OF ITS RIGHTS FOR ANOTHER PERSON TO HOLD, TRANSFER OR DEAL WITH THIS CERTIFICATE.]1

[Regulation D Legend: THIS SECURITY HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) SUCH SECURITY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (1)(a) IN THE UNITED STATES TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT

[1]	Global Note Legend: Include legend on all Global Notes:

“D - 1

OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT, (b) OUTSIDE THE UNITED STATES IN A TRANSACTION MEETING THE REQUIREMENTS OF REGULATION S UNDER THE SECURITIES ACT, (c) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF APPLICABLE) (AND BASED UPON AN OPINION OF 1 Global Note Legend: Include legend on all Global Notes.

COUNSEL ACCEPTABLE TO THE COMPANY IF THE COMPANY SO REQUESTS) OR (d) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY IF THE COMPANY SO REQUESTS), (2) TO THE COMPANY OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN CLAUSE (A) ABOVE. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 FOR RESALE OF THE SECURITY EVIDENCED HEREBY.]2

[Regulation S Legend: THIS SECURITY HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS 40 DAYS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE DATE ON WHICH THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY) WAS FIRST OFFERED TO PERSONS OTHER THAN DISTRIBUTORS (AS DEFINED IN RULE 902 OF REGULATION S) IN COMPLIANCE WITH REGULATION S, ONLY (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, OR (B) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF SECURITIES, SUBJECT TO THE COMPANY’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (B) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. BY ITS ACCEPTANCE HEREOF, THE HOLDER OF THIS NOTE FURTHER AGREES THAT IT WILL GIVE EACH PERSON TO WHOM THIS NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER

[2]	Include legend on all Regulation D Notes.

“D - 2

AFTER THE RESALE RESTRICTION TERMINATION DATE. BY ITS ACQUISITION HEREOF, THE HOLDER HEREOF REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT.]3

[Canadian Securities Legend: UNLESS PERMITTED UNDER APPLICABLE SECURITIES LEGISLATION IN CANADA, THE HOLDER OF THIS SECURITY MUST NOT TRADE THIS

SECURITY IN CANADA BEFORE [THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE ORIGINAL DISTRIBUTION DATE OF THE SECURITY].]4

[3]	Include legend on all Regulation S Notes.
[4]	Include legend on all Notes.

“D - 3

CUSIP ☐
ISIN ☐
No. ☐	US$ ☐

THE CANNABIST COMPANY HOLDINGS INC.

(a corporation formed under the laws of the Business Corporations Act (British Columbia)) 9.5%

Senior Secured First-Lien 2026 Note

Due 2026

THE CANNABIST COMPANY HOLDINGS INC. (the “Issuer”) for value received hereby acknowledges itself indebted and, subject to the provisions of the trust indenture dated as of May 14, 2020 (the “Trust Indenture”), as supplemented and amended by the First Supplemental Indenture, Second Supplemental, Third Supplemental Indenture and Fourth Supplemental Indenture (each as defined in the fourth supplemental indenture dated as of February 3, 2021 and collectively with the Trust Indenture, the “Indenture”), between the Issuer and Odyssey Trust Company (the “Trustee”), promises to pay to                         on February 3, 2026 (the “Maturity Date”) or on such earlier date as the principal amount hereof may become due in accordance with the provisions of the Indenture, the principal sum of Dollars (US$ ) in lawful money of the United States of America on presentation and surrender of this 2026 Note at the main branch of the Trustee in Vancouver, British Columbia in accordance with the terms of the Indenture and, subject as hereinafter provided, to pay interest on the principal amount hereof from the date hereof, at the rate of 9.5% per annum (based on a year of 365 days), in like money, in arrears in equal installments on the six month anniversary of the Issue Date and the Maturity Date, and, should the Issuer at any time make default in the payment of any principal, or interest, to pay interest on the amount in default at the same rate, in like money and on the same date.

Interest on this 2026 Note will be computed on the basis of a 365-day or 366-day year, as applicable, and will be payable in equal semi-annual amounts; provided that for any Interest Period that is shorter than a full semi-annual interest period, interest shall be calculated on the basis of a year of 365 days or 366 days, as applicable, and the actual number of days elapsed in that period.

If the date for payment of any amount of principal, premium or interest is not a Business Day at the place of payment, then payment will be made on the next Business Day and the holder hereof will not be entitled to any further interest on such principal, or to any interest on such interest, premium or other amount so payable, in respect of the period from the date for payment to such next Business Day.

Interest hereon shall be payable by cheque mailed by prepaid ordinary mail or by electronic transfer of funds to the registered holder hereof and, subject to the provisions of this Indenture, the mailing of such cheque or the electronic transfer of such funds shall, to the extent of the sum represented thereby (plus the amount of any Taxes deducted or withheld), satisfy and discharge all liability for interest on this 2026 Note.

“D - 4

This Note is one of the 9.5% Senior Secured First-Lien 2026 Notes (referred to herein as the “2026 Notes”) of the Issuer issued under the provisions of the Indenture. The 2026 Notes authorized for issue immediately are limited to an aggregate principal amount of US$☐ in lawful money of the United States.

Reference is hereby expressly made to the Indenture for a description of the terms and conditions upon which the 2026 Notes are or are to be issued and held and the rights and remedies of the holders of the 2026 Notes and of the Issuer and of the Trustee, all to the same effect as if the provisions of the Indenture were herein set forth to all of which provisions the holder of this Note by acceptance hereof assents.

The 2026 Notes are issuable at a price of US$1,000 per US$1,000 of principal amount and only in denominations of US$1,000 and integral multiples of US$1,000. Upon compliance with the provisions of the Indenture, 2026 Notes of any denomination may be exchanged for an equal aggregate principal amount of 2026 Notes in any other authorized denomination or denominations.

Upon the occurrence of a Change of Control of the Issuer, the Issuer is required to make an offer, at the option of each Holder, to purchase all of the 2026 Notes at a cash price equal to 101% principal amount of such 2026 Notes in accordance with the terms of the Indenture.

The indebtedness evidenced by this 2026 Note, and by all other 2026 Notes now or hereafter certified and delivered under the Indenture, is a direct secured obligation of the Issuer.

The principal hereof may become or be declared due and payable before the stated maturity in the events, in the manner, with the effect and at the times provided in the Indenture.

The Indenture contains provisions making binding upon all holders of 2026 Notes outstanding thereunder resolutions passed at meetings of such holders held in accordance with such provisions and instruments signed by the holders of a specified majority of 2026 Notes outstanding, which resolutions or instruments may have the effect of amending the terms of this 2026 Note or the Indenture.

The Indenture contains provisions disclaiming any personal liability on the part of holders of the common shares in the capital of the Issuer, officers, directors and employees of the Issuer in respect of any obligation or claim arising out of the Indenture or this 2026 Note.

This 2026 Note may only be transferred, upon compliance with the conditions prescribed in the Indenture, in one of the registers to be kept at the principal office of the Trustee in the City of Vancouver and in such other place or places and/or by such other registrars (if any) as the Issuer with the approval of the Trustee may designate. No transfer of this 2026 Note shall be valid unless made on the register by the registered holder hereof or his executors or administrators or other legal representatives, or his or their attorney duly appointed by an instrument in form and substance satisfactory to the Trustee or other registrar, and upon compliance with such reasonable requirements as the Trustee or other registrar may prescribe and upon surrender of this 2026 Note for cancellation. Thereupon a new 2026 Note or 2026 Notes in the same aggregate principal amount shall be issued to the transferee in exchange hereof.

“D - 5

This 2026 Note shall not become obligatory for any purpose until it shall have been certified by the Trustee under the Indenture.

Capitalized words or expressions used in this 2026 Note shall, unless otherwise defined herein, have the meaning ascribed thereto in the Indenture.

[Reminder of this page intentionally left blank.]

“D - 6

IN WITNESS WHEREOF THE CANNABIST COMPANY HOLDINGS INC. has caused this 2026 Note to be signed by its authorized representatives as of the        day of       , 2022.

THE CANNABIST COMPANY HOLDINGS INC.
By:
Authorized Signatory

This 2026 Note is one of the 9.5% Senior Secured 2026 Note due 2026 referred to in the Indenture within mentioned.

ODYSSEY TRUST COMPANY
By:
Authorized Signatory
Date:

“D - 7

FORM OF TRANSFER

ODYSSEY TRUST COMPANY FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers to               (print name and address) the 2026 Notes represented by this 2026 Note Certificate and hereby irrevocable constitutes and appoints          as its attorney with full power of substitution to transfer the said securities on the appropriate register of the Trustee.

DATED this day       of      , 20  .

“D - 8